February 8, 2017 Fourth Quarter 2016 Earnings Call Secure Logistics. Worldwide. Exhibit 99.2

2 Safe Harbor Statement & Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2017 GAAP and non- GAAP outlook, including revenue, organic growth, operating profit, earnings per share, currency translation impact, tax rate and capital expenditures; margin rate outlook (including for the U.S. and Mexico businesses); adjusted EBITDA; and expectations regarding future cash payments to the primary U.S. pension plan and related to UMWA liabilities; and expected cost savings from reorganization and restructuring activities. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: Our ability to improve profitability in our largest five markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; our ability to improve service levels and quality in our core business; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenue and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on, and cost of, repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets; the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; costs associated with the purchase and implementation of cash processing and security equipment; employee, environmental, and other liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on UMWA and black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; counterparty risk; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2015, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. .

February 8, 2017 Fourth Quarter 2016 Earnings Call Secure Logistics. Worldwide.

4 • EPS $.87 vs $.55, up 58% • 10% organic revenue growth • Operating profit $77 million, up 58% (71% organic growth) • 10% operating margin, up from 6.6% • U.S. profit $8 million vs year-ago loss • Negative currency impact: $29 million on revenue, $8 million on operating profit, $.10 on EPS CEO Overview Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Fourth-Quarter 2016 Non-GAAP Results • EPS $2.24 vs $1.69, up 33% • 6% organic revenue growth • Operating profit $207 million, up 32% (43% organic growth) • 7.1% operating margin, up from 5.3% • Negative currency impact: $198 million on revenue; $22 million on operating profit; $.27 on EPS • Adjusted EBITDA $333 million Full-Year 2016 Non-GAAP Results

5 • 6% organic revenue growth to $3.0 billion • Operating profit $230 - $240 million • 7.7% - 8.0% operating margin, up from 7.1% in 2016 • EPS $2.45 - $2.55 vs $2.24 in 2016 • Adjusted EBITDA $370 - $380 million • Negative currency impact: $80 million on revenue, $15 million on operating profit, $0.18 on EPS CEO Overview 2017 Non-GAAP Guidance Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

6 Our Strategy Accelerate Profitable Growth (APG) Close the Gap with Operational Excellence (CTG) Introduce Differentiated Services (IDS) ACCELERATE PROFITABLE GROWTH • Grow High-Value Services • Grow account share with existing customers • Increase focus on smaller financial institutions • Penetrate large, unvended retail market • Explore core and adjacent acquisitions INTRODUCE DIFFERENTIATED SERVICES • Leverage uniform, best-in- class global technology base for logistics and operating systems • Offer end-to-end cash supply chain managed services • Launch customer portal and value-added, fee-based services CLOSE THE GAP • Lead industry in safety and security • Exceed customer expectations • Increase operational productivity Culture

7 A Clear Path to Value Creation* Incremental Improvements Breakthrough Initiatives Sales & New Business Branch Standardization Lean Technology Investments Accretive Acquisitions OtherFleet One-Person Vehicles Optimize Network Current Margin Target Margin * For illustrative purposes only

8 A World of Opportunities Current U.S. Mexico and /Canada Rest of World Total Acq Target * For illustrative purposes only • Improve customer experience • Grow CompuSafe® and retail services • Outsourced cash processing • Optimize cost structure • New markets for BGS • Accretive acquisitions • Customer-facing IT solutions Current Margin Mexico/ Canada Rest of World Total Acq. Strategic Plan Margin U.S. Global Margin Enhancement Opportunities

Financial Review Secure Logistics. Worldwide.

10 $733 $695 $768 ($29) ($9) $73 Non-GAAP Revenue: 2016 vs 2015 ($ Millions) Fourth-Quarter Full-Year (4%) 10% 6%(7%) Organic Adjusted 2015 RevenueCurrency Acq/Disp 2015 Revenue 2016 Revenue (1%)% Change % Change (1%) $2,977 ($198) $2,908$167$2,742($37) Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

11 $49 $42 $77 ($8) $2 $35 Non-GAAP Operating Profit: 2016 vs 2015 ($ Millions) Fourth-Quarter Organic Adjusted 2015 Op ProfitCurrency Acq/Disp 2015 Op Profit 2016 Op Profit 6.6% 10.0%OP Margin Full-Year 7.1%5.3%OP Margin $157 ($22) $207$68$139$4 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

12 $77 $44 $109 ($6) ($26) ($1) $33 $32 Non-GAAP Results – Fourth Quarter ($ Millions, except EPS) EPS 2016 $0.87 2015 $0.55 Fourth-Quarter 2016 Net Interest TaxesOp Profit Income from Continuing Ops D&A Minority Interest Interest Exp. &Taxes Adjusted EBITDA ($3) ($9)$28 $17 ($1)$1 $10 $27 vs 2015 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

13 $207 $113 $333 $130 $89 ( $19 ) ( $69 ) ( $5 ) Non-GAAP Results – Full Year ($ Millions, except EPS) Full Year 2016 Net Interest TaxesOp Profit Income from Continuing Ops D&A Minority Interest Interest Exp. &Taxes Adjusted EBITDA ($4) ($17)$50 $29 ($6)- $18 $41 vs 2015 EPS 2016 $2.24 2015 $1.69 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

14 $143 $116 $137 2014 2015 2016 Compusafe Facility Equipment / Other IT Armored Vehicle Capital Expenditures ($ Millions) Note: See reconciliation to GAAP results in Appendix. Depreciation and amortization does not include intangible asset amortization. Amounts may not add due to rounding. Depreciation & Amortization $ 147 132 127 Reinvestment Ratio 1.0 0.9 1.1 Cash 131 97 107 Capital Lease 12 19 29 Total $ 143 116 137

15 $318 $269 $247 $148 $158 $174 $467 $427 $421 Dec 2014 Dec 2015 Dec 2016 $272 $291 $333 2014 2015 2016 Debt and Leverage ($ Millions) Leverage Ratio* 1.2 0.9 0.7 Note: No cash payments expected until 2021 for primary U.S. pension plan and 2027 for UMWA, based on 12/31/16 actuarial assumptions Cash Net Debt Note: See reconciliation to GAAP results in Appendix Debt Adjusted EBITDA * Net Debt divided by Adjusted EBITDA

16 $157 $207 $135 $126 2015 2016 Adjusted EBITDA ($ Millions, except share price) $167 Adjusted EBITDA Multiple Trailing 12 Months Adjusted EBITDA Multiple $178 $138 $128 9.8%Margin 11.4% Multiple 5.7 7.0 *Trailing 12 months as of 12/31/16 Source: Publicly available peer financial information Share Price $28.86 $41.25 Adj. EBITDA Brink’s Peers 9.4* 10.0* 7.5* Peer A Peer B Peer C 5.7 6.1 7.0 Dec 2015 Jun 2016 Dec 2016 Adjusted EBITDA 2015 Adjusted EBITDA 2016 Depreciation & Amortization / Other Op Profit $333 $291 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com.

17 124 157 207 230-240 3.7% 5.3% 7.1% 7.7% - 8.0% 2014 2015 2016 2017 -20 -15 -10 -5 0 5 10 -25 25 75 125 175 225 275 2014 2015 2016 2017 Continued Improvement Expected in 2017 & Beyond Non-GAAP Operating Profit Margin 2017 Non-GAAP Outlook • Revenue $3.0 billion (6% organic growth) • EPS $2.45- $2.55 • Operating profit $230- $240; margin 7.7% - 8.0% • Adjusted EBITDA $370 to $380 million • Unfavorable currency impact on operating profit of ~$15 ($ Millions, except % and per share amounts) Looking Ahead - Brink’s Is A Great Opportunity • Strategic plan in place, implementation has begun • March 2 – communicate plan details, action steps, metrics and 2019 financial targets • Execute and win • Accelerate profitable growth, close the margin gap, introduce differentiated services Outlook Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com.

February 8, 2017 Fourth Quarter 2016 Earnings Call Secure Logistics. Worldwide.

Appendix

Non-GAAP 2017 Outlook

BRINKS

($ Millions, except EPS)

	At 2016 Actual Foreign Exchange Rates 2016 GAAP	2016 Non-GAAP[(a)]	2016 Non-GAAP Currency Adjusted[(b)]	2017 GAAP Outlook[(d)]	2017 Non-GAAP Outlook[(a)]
Revenues[(a)]	$ 3,021	2,908	2,828	~3,000	~3,000
Operating profit (loss)[(a)]	144	207	192	198 – 208	230 – 240
Nonoperating expense	(19)	(19)	(19)	(20) – (22)	(20) – (22)
Provision for income taxes[(a)]	(79)	(69)	(64)	(66) – (69)	(78) – (81)
Noncontrolling interests[(a)]	(10)	(5)	(5)	~(6)	~(6)
Income (loss) from continuing operations[(a)(c)]	36	113	104	106 – 111	126 – 131
EPS from continuing operations[(a)(c)]	$ 0.72	2.24	2.05	2.05 – 2.15	2.45 – 2.55
Operating profit margin	4.8%	7.1%	6.8%	6.6% – 6.9%	7.7% – 8.0%
Effective income tax rate[(a)]	62.8%	36.9%	36.9%	~37.0%	~37.0%
Adjusted EBITDA[(a)(e)]		333	316	340 – 350	370 – 380

Key Metrics	Revenue Change 2017 GAAP Outlook[(d)]	% Change vs. 2016	2017 Non-GAAP Outlook[(a)]	% Change vs. 2016	Operating Profit Change 2017 GAAP Outlook[(d)]	2017 Non-GAAP Outlook[(a)]	EPS Change 2017 Non-GAAP Outlook[(a)]
Organic	71	2	184	6	68 – 78	37 – 47	0.38 – 0.48
Dispositions	(12)	—	(12)	—	1	1	0.01
Currency	(80)	(3)	(80)	(3)	(15)	(15)	(0.18)
Total	(21)	(1)	92	3	54 – 64	23 – 33	0.21 – 0.31

Amounts may not add due to rounding

Outlook for 2017
- U.S. operating profit margin of 4% to 5%
- Mexico operating profit margin of ~10%

Note:
a) See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink's website: www.brinks.com.
b) Revenue, operating profit and Adjusted EBITDA results adjusted to reflect currency impact assumed in the 2017 Non-GAAP outlook.
c) Attributable to Brink's.
d) 2017 GAAP outlook does not include any forecasted amounts from Venezuela operations.
e) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision and non-GAAP depreciation and amortization.

20

21 $21 $24 $21 $59 $41 $31 $37 $49 $31 $38 $61 $77 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 $0.15 $0.16 $0.12 $0.58 $0.44 $0.30 $0.40 $0.55 $0.31 $0.39 $0.66 $0.87 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Brink’s Historical Non-GAAP Results ($ Millions, except per share amounts) ($) Operating Profit EPS Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2016 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com.

22 Legacy Liabilities – Underfunding at December 31 ($ Millions) Primary U.S. Pension UMWA ($108) ($114) ($108) 2014 2015 2016 Primary U.S. Pension ($197) ($206) ($227) 2014 2015 2016 UMWA

23 Estimated Cash Payments: $0 to Primary U.S. Pension until 2021 $0 to UMWA until 2027 ($ Millions) Payments to Primary U.S. Pension Payments to UMWA • Prepaid 2015 and 2016 pension payments in 3Q14 − Accelerated de-risking of invested asset allocation − Reduced PBGC premiums (current borrowing costs are lower than PBGC premiums) − No cash payments expected until 2021 based on actuarial assumptions at 12/31/2016 − Remeasurement occurs every year-end with 10K filing • No cash payments to UMWA expected until 2027 $0 $13 $21 $17 $5 2016 2021 2022 2023 2024 $0 $11 2016 2027

Segment Results and Non-GAAP Results Reconciled to GAAP

25 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Net Debt (Unaudited) (In millions) a) Amount excludes $23.3 million at December 31, 2016 and $3.5 million at December 31, 2015 for those short term borrowings related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non- GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2016, December 31, 2015, and December 31, 2014. Net Debt excluding cash and debt in Venezuelan operations was $255 million at December 31, 2016, $275 million at December 31, 2015, and $332 million as of December 31, 2014. Net Debt decreased by $26 million from December 31, 2015 primarily due to the repayments of debt from operating cash flows and the decrease in cash amounts held by cash management services operations due to the shutdown of the Ireland business. December 31, December 31, December 31, (In millions) 2016 2015 2014 Debt: Short-term debt(a) $ 140.5 29.1 59.4 Long-term debt 280.4 397.9 407.2 Total Debt 420.9 427.0 466.6 Less: Cash and cash equivalents 183.5 181.9 176.2 Amounts held by Cash Management Services operations(b) (9.8) (24.2) (28.0) Cash and cash equivalents available for general corporate purposes 173.7 157.7 148.2 Net Debt $ 247.2 269.3 318.4

26 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Fixed Assets Acquired Full Year 2014 2015 2016 Capital expenditures - GAAP 136.1 101.1 112.2 Assets aquired under capital lease - GAAP 12.1 18.9 29.4 Fixed assets acquired - GAAP 148.2 120.0 141.6 Venezuela fixed assets acquired (5.4) (4.3) (5.0) Fixed assets acquired - Non-GAAP 142.8 115.7 136.6 Depreciation Depreciation - GAAP 156.4 135.7 128.0 Venezuela depreciation (9.5) (3.9) (0.7) 2016 Restructuring - - (0.8) Depreciation - Non-GAAP 146.9 131.8 126.5 Reinvestment Ratio 1.0 0.9 1.1